                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms14                               WEIGHTED AVERAGE PC RATE:    6.41678%
POOL NUMBER:  Group 1 = 1790, 1792, 1793, 1794, 1798
____________________________________________________________________________________________

ISSUE DATE:  11/27/2001
CERTIFICATE BALANCE AT ISSUE:  $1,111,583,133.42

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1162                         $471,317,975.65
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $733,348.92
Unscheduled Principal Collection/Reversals                            $19,846.16
Liquidations-in-full                                     175      $69,973,397.80
Net principal Distributed                                         $70,726,592.88    ($70,726,592.88)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        987                         $400,591,382.77

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,751,116.24

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $231,548.47

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $73,246,160.65

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms14                               WEIGHTED AVERAGE PC RATE:    6.41678%
POOL NUMBER:  Group 1 = 1790, 1792, 1793, 1794, 1798
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $70,726,592.88     $2,519,567.77             $0.00     $2,519,567.77             $0.00    $73,246,160.65

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $11,115,831.00             $0.00             $0.00             $0.00    $11,115,831.00
Bankruptcy Bond
   Single-Units           $276,069.00             $0.00             $0.00             $0.00       $276,069.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $22,231,663.00             $0.00             $0.00             $0.00    $22,231,663.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    5      $2,177,264.24         4      $1,631,779.41         3      $1,218,003.52

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    3      $1,218,003.52         2      $1,174,786.78         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $16,239,771.71
                CB2                $6,495,909.25
                CB3                $5,413,258.85
                CB4                $1,623,975.61
                CB5                $2,165,303.72
                CB6                $2,165,306.29
                              __________________
                Total             $34,103,525.43
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2001-ms14              POOL NUMBER:  Group 1 = 1790, 1792, 1793, 1794, 1798

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $400,591,382.77**        $4,983,830.43***        $2,177,264.24***
Number:                         2412                     11                       5
% of Pool:                    100.00%                  1.24%                   0.54%
(Dollars)
% of Pool:                    100.00%                  0.46%                   0.21%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,631,779.41***                $0.00***        $1,174,786.78***
Number:                           4                       0                       2
% of Pool:                    0.41%                    0.00%                   0.29%
(Dollars)
% of Pool:                    0.17%                    0.00%                   0.08%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.36037915.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.